Exhibit 99.1

DTS Reports Third Quarter 2010 Results

CALABASAS, Calif., Nov. 8, 2010 (GLOBE NEWSWIRE) -- DTS, Inc. (Nasdaq:DTSI) today announced financial results for the third quarter ended September 30, 2010.

For the third quarter of 2010, revenue increased 40% over the prior year to $21.0 million. Income from continuing operations increased 74% to $3.4 million, or $0.19 per diluted share, for the third quarter of 2010. This compares to revenue of $15.1 million and income from continuing operations of $2.0 million, or $0.11 per diluted share, reported in the third quarter of 2009.

During the third quarter, the Company generated $8.4 million in cash from operating activities and closed the quarter with overall cash and investments of $84.5 million.

"Our third quarter financial performance positions us well to achieve our strong growth objectives in 2010," commented Jon Kirchner, Chairman and CEO of DTS, Inc. "We continued to see strength in the Blu-ray and automotive markets. We are encouraged by our continued progress in the network-connected device category. In our broadcast business, we announced a number of important partnerships, including an IPTV partnership with France Telecom/Orange. Our ongoing progress positively sets the stage for continued growth in 2011 and beyond.

"We expect revenues for fiscal year 2010 to be in the range of $82 to $85 million, GAAP operating margins in the upper 20's, and GAAP income from continuing operations in the range of $0.77 to $0.81 per diluted share. Beginning in the fourth quarter, we will add certain non-GAAP financial measures to our financial reporting discussions, including non-GAAP operating income and non-GAAP income from continuing operations.

"For the fiscal year, non-GAAP income from continuing operations per share is expected to be in the range of $1.05 to $1.10, excluding stock-based compensation, amortization of intangibles and their related tax effects. We expect non-GAAP operating margins to be in the upper 30's, excluding stock-based compensation and amortization of intangibles. Looking ahead to 2011, we currently expect revenue growth to approach or exceed 20% and to see increasing leverage in our business with operating margins improving by another several points," concluded Kirchner.

Within the tables attached to this press release, the Company has included both GAAP and non-GAAP disclosures of its third quarter and year to date 2010 financial results, and its quarterly and full year financial results for 2008 and 2009 as they will be presented in future quarters. In addition, the Company has provided a reconciliation of its GAAP to non-GAAP expected 2010 financial results as discussed above.

Use of Non-GAAP Financial Information

Included within this press release are non-GAAP financial measures that supplement the Company's Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for share-based compensation and the amortization of intangible assets. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate DTS's financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Conference Call Information for Monday, November 8, 2010

DTS will broadcast a conference call today, Monday, November 8, 2010, starting at 1:30 p.m. Pacific Time. To access the conference call, dial 877-941-1427 or 480-629-9664 (outside the U.S. and Canada). The live webcast of the call will be available from the Investor Relations section of the Company's corporate website at www.dts.com. A replay of the webcast will begin two hours after the completion of the call. An audio replay of the call will also be available to investors beginning at 3:30 p.m. Pacific Time on November 8, 2010 through November 23, 2010, by dialing 800-406-7325 or 303-590-3030 (outside the U.S. and Canada) and entering the pass code 4329714#.

About DTS, INC.

DTS, Inc. (Nasdaq:DTSI) is dedicated to making digital entertainment exciting, engaging and effortless by providing state-of-the-art audio technology to hundreds of millions of DTS-licensed consumer electronics products worldwide. From a renowned legacy as a pioneer in multi-channel audio, DTS became a mandatory audio format in the Blu-ray Disc™ standard and is now increasingly deployed in enabling digital delivery of movies and other forms of digital entertainment on a growing array of network-connected consumer devices. DTS technology is in home theaters, car audio systems, PCs, game consoles, DVD players, televisions, digital media players, set-top boxes, smart phones, surround music software and every device capable of playing Blu-ray discs. Founded in 1993, DTS' corporate headquarters are located in Calabasas, California with its licensing operations headquartered in Limerick, Ireland. DTS also has offices in Northern California, Washington, Canada, China, France, Hong Kong, Japan, South Korea, Taiwan and the United Kingdom. For further information, please visit www.dts.com. DTS, DTS-HD, the DTS Symbol and DTS + the DTS Symbol are registered trademarks of DTS, Inc., DTS-HD Master Audio and the DTS logos are trademarks of DTS, Inc. All other trademarks are the properties of their respective owners. © 2010 DTS, Inc. All rights reserved.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause DTS' results to differ materially from historical results or those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words "planned," "expects," "believes," "strategy," "opportunity," "anticipates" and similar words. These statements may include, among others, plans, strategies and objectives of management for future operations; any statements regarding proposed new products, services or developments; any statements regarding future economic conditions or financial or operating performance; statements of belief and any statements of assumptions underlying any of the foregoing. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to, the transition to the next generation optical drives and consumer adoption of such technology, the rapidly changing and competitive nature of the digital audio, consumer electronics and entertainment markets, the Company's inclusion in or exclusion from governmental and industry standards, continued customer acceptance of the Company's technology, products, services and pricing, risks related to ownership and enforcement of intellectual property, the continued release and availability of entertainment content containing DTS audio soundtracks, success of the Company's research and development efforts, risks related to integrating acquisitions, greater than expected costs, the departure of key employees, the current financial crisis and global economic downturn, a loss of one or more of our key customers or licensees, changes in domestic and international market and political conditions, and other risks and uncertainties more fully described in DTS' public filings with the Securities and Exchange Commission, available at www.sec.gov. DTS does not intend to update any forward-looking statement contained in this press release to reflect events or circumstances arising after the date hereof.

DTS, INC.
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except per share amounts)

	As of September 30, 2010	As of December 31, 2009
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$ 33,351	$ 42,222
Short-term investments	50,997	33,129
Accounts receivable, net of allowance for doubtful accounts of $229 at September 30, 2010 and December 31, 2009	6,930	5,731
Deferred income taxes	5,021	4,945
Prepaid expenses and other current assets	1,540	1,617
Income taxes receivable, net	2,863	2,613
Total current assets	100,702	90,257
Property and equipment, net	34,014	33,885
Intangible assets, net	7,758	6,565
Goodwill	1,257	1,257
Deferred income taxes	12,948	13,152
Long-term investments	157	8,515
Other assets	800	587
Total assets	$ 157,636	$ 154,218

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ 818	$ 826
Accrued expenses	7,865	5,663
Deferred revenue	4,038	43
Total current liabilities	12,721	6,532
Other long-term liabilities	7,786	5,862

Stockholders' equity:
Preferred stock -- $0.0001 par value, 5,000 shares authorized at September 30, 2010 and December 31, 2009; no shares issued and outstanding	--	--
Common stock -- $0.0001 par value, 70,000 shares authorized at September 30, 2010 and December 31, 2009; 20,110 and 19,652 shares issued at September 30, 2010 and December 31, 2009, respectively; 17,135 and 17,522 outstanding at September 30, 2010 and December 31, 2009, respectively	2	2
Additional paid-in capital	175,456	161,710
Treasury stock, at cost - 2,975 and 2,130 at September 30, 2010 and December 31, 2009, respectively	(73,856)	(45,498)
Accumulated other comprehensive income	392	362
Retained earnings	35,135	25,248
Total stockholders' equity	137,129	141,824

Total liabilities and stockholders' equity	$ 157,636	$ 154,218

DTS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2010	2009	2010	2009
	(Unaudited)

Revenue	$ 21,041	$ 15,078	$ 60,237	$ 56,505
Cost of revenue	321	448	1,231	1,342
Gross profit	20,720	14,630	59,006	55,163
Operating expenses:
Selling, general and administrative	12,238	9,589	36,364	38,444
Research and development	2,842	2,072	8,157	6,635
Total operating expenses	15,080	11,661	44,521	45,079
Operating income	5,640	2,969	14,485	10,084
Interest and other income, net	32	251	383	1,113
Income from continuing operations before income taxes	5,672	3,220	14,868	11,197
Provision for income taxes	2,255	1,251	5,975	5,412
Income from continuing operations	3,417	1,969	8,893	5,785
Income (loss) from discontinued operations, net of tax	(9)	(24)	994	(23)
Net income	$ 3,408	$ 1,945	$ 9,887	$ 5,762

Earnings per share - basic:
Income from continuing operations	$ 0.20	$ 0.11	$ 0.52	$ 0.34
Discontinued operations, net of tax	--	--	0.06	--
Net income	$ 0.20	$ 0.11	$ 0.58	$ 0.34

Earnings per share - diluted:
Income from continuing operations	$ 0.19	$ 0.11	$ 0.50	$ 0.33
Discontinued operations, net of tax	--	--	0.06	--
Net income	$ 0.19	$ 0.11	$ 0.56	$ 0.33

Weighted average shares used to compute net income per common share:
Basic	16,897	17,181	17,053	17,124
Diluted	17,655	17,786	17,793	17,599

DTS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands, except per share amounts)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2010	2009	2010	2009
	(Unaudited)
Cash flows from operating activities:
Net income	$ 3,408	$ 1,945	$ 9,887	$ 5,762
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,196	868	3,659	2,688
Gain on sale of assets from discontinued operations	—	—	(2,000)	—
Stock-based compensation charges	1,711	1,338	5,366	4,247
Deferred income taxes	410	(645)	128	(726)
Tax benefits from stock-based awards	155	(1)	768	89
Excess tax benefits from stock-based awards	(144)	(8)	(699)	(229)
Other	48	33	59	179
Changes in operating assets and liabilities:
Accounts receivable	(1,704)	294	(1,199)	1,551
Prepaid expenses and other assets	(150)	(54)	(136)	(37)
Accounts payable, accrued expenses and other liabilities	1,743	(4,692)	3,138	485
Deferred revenue	1,949	39	4,835	55
Income taxes receivable	(176)	(328)	(250)	(280)
Net cash provided by (used in) operating activities	8,446	(1,211)	23,556	13,784
Cash flows from investing activities:
Purchases of held-to-maturity investments	(12,963)	(6,124)	(42,637)	(31,576)
Maturities of held-to-maturity investments	9,541	10,923	30,877	35,323
Sales of available for sale investments	—	—	2,250	2,950
Proceeds from the sale of assets from discontinued operations	1,000	—	2,000	—
Cash paid for business acquisition, net	—	450	—	423
Purchase of property and equipment	(581)	(3,638)	(2,574)	(8,686)
Purchase of intangible assets	(1,113)	(74)	(2,296)	(266)
Net cash provided by (used in) investing activities	(4,116)	1,537	(12,380)	(1,832)
Cash flows from financing activities:
Proceeds from the issuance of common stock under stock-based compensation plans	4,297	50	8,425	1,009
Repurchase and retirement of common stock for restricted stock award withholdings	(70)	(56)	(813)	(320)
Excess tax benefits from stock-based awards	144	8	699	229
Purchase of treasury stock	(5,765)	—	(28,358)	—
Net cash provided by (used in) financing activities	(1,394)	2	(20,047)	918
Net increase (decrease) in cash and cash equivalents	2,936	328	(8,871)	12,870
Cash and cash equivalents, beginning of period	30,415	38,200	42,222	25,658
Cash and cash equivalents, end of period	$ 33,351	$ 38,528	$ 33,351	$ 38,528

Non-GAAP Results
(Amounts in thousands, except per share amounts)

The following tables show the Company's GAAP results reconciled to non-GAAP results included in this release.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2010	2009	2010	2009

Operating income:

GAAP operating income	$ 5,640	$ 2,969	$ 14,485	$ 10,084
Amortization of intangible assets	320	384	1,093	1,130
Stock-based compensation	1,711	1,338	5,366	4,247
Non-GAAP operating income	$ 7,671	$ 4,691	$ 20,944	$ 15,461
Non-GAAP operating income as a % of revenue	36%	31%	35%	27%

Income from continuing operations:

GAAP income from continuing operations	$ 3,417	$ 1,969	$ 8,893	$ 5,785
Amortization of intangible assets	320	384	1,093	1,130
Stock-based compensation	1,711	1,338	5,366	4,247
Tax impact of the above items	(812)	(689)	(2,584)	(2,151)
Non-GAAP income from continuing operations	$ 4,636	$ 3,002	$ 12,768	$ 9,011

Non-GAAP diluted net income from continuing operations per share	$ 0.26	$ 0.17	$ 0.72	$ 0.51
Weighted average shares used to compute Non-GAAP net income from continuing operations per share	17,655	17,786	17,793	17,599

Historical Non-GAAP Results
(Amounts in thousands, except per share amounts)

The following tables show the Company's GAAP historical results reconciled to non-GAAP results.

	For the Quarter Ended				Year Ended
	Mar. 31,	June 30,	Sep. 30,	Dec. 31	Dec. 31,
2010
Operating income:
GAAP operating income	$ 6,414	$ 2,431	$ 5,640
Amortization of intangible assets	401	372	320
Stock-based compensation	1,968	1,687	1,711
Non-GAAP operating income	$ 8,783	$ 4,490	$ 7,671
Non-GAAP operating income as a % of revenue	40%	26%	36%

Income from continuing operations:
GAAP income from continuing operations	$ 3,920	$ 1,556	$ 3,417
Amortization of intangible assets	401	372	320
Stock-based compensation	1,968	1,687	1,711
Tax impact of the above items	(948)	(824)	(812)
Non-GAAP income from continuing operations	$ 5,341	$ 2,791	$ 4,636
Non-GAAP diluted net income from continuing operations per share	$ 0.30	$ 0.16	$ 0.26
Weighted average shares used to compute Non-GAAP net income from continuing operations per share	17,950	17,776	17,655

2009
Operating income:
GAAP operating income	$ 1,846	$ 5,269	$ 2,969	$ 8,068	$ 18,152
Amortization of intangible assets	367	379	384	417	1,547
Stock-based compensation	1,511	1,398	1,338	1,403	5,650
Non-GAAP operating income	$ 3,724	$ 7,046	$ 4,691	$ 9,888	$ 25,349
Non-GAAP operating income as a % of revenue	22%	29%	31%	47%	33%

Income from continuing operations:
GAAP income from continuing operations	$ 190	$ 3,626	$ 1,969	$ 4,905	$ 10,690
Amortization of intangible assets	367	379	384	417	1,547
Stock-based compensation	1,511	1,398	1,338	1,403	5,650
Tax impact of the above items	(751)	(711)	(689)	(728)	(2,879)
Non-GAAP income from continuing operations	$ 1,317	$ 4,692	$ 3,002	$ 5,997	$ 15,008
Non-GAAP diluted net income from continuing operations per share	$ 0.08	$ 0.27	$ 0.17	$ 0.33	$ 0.85
Weighted average shares used to compute Non-GAAP net income from continuing operations per share	17,322	17,683	17,786	17,958	17,689

2008
Operating income:
GAAP operating income	$ 4,356	$ 1,913	$ 3,001	$ 4,981	$ 14,251
Amortization of intangible assets	159	172	155	144	630
Stock-based compensation	1,402	1,097	1,044	1,112	4,655
Non-GAAP operating income	$ 5,917	$ 3,182	$ 4,200	$ 6,237	$ 19,536
Non-GAAP operating income as a % of revenue	39%	25%	30%	34%	32%

Income from continuing operations:
GAAP income from continuing operations	$ 3,251	$ 1,374	$ 2,009	$ 2,877	$ 9,511
Amortization of intangible assets	159	172	155	144	630
Stock-based compensation	1,402	1,097	1,044	1,112	4,655
Tax impact of the above items	(562)	(457)	(432)	(452)	(1,903)
Non-GAAP income from continuing operations	$ 4,250	$ 2,186	$ 2,776	$ 3,681	$ 12,893
Non-GAAP diluted net income from continuing operations per share	$ 0.24	$ 0.12	$ 0.15	$ 0.21	$ 0.71
Weighted average shares used to compute Non-GAAP net income from continuing operations per share	18,059	18,358	18,509	17,656	18,145

Non-GAAP Financial Targets

The following tables show the Company's fiscal year 2010 GAAP guidance reconciled to non-GAAP financial targets included in this release.

	Fiscal Year 2010
	Low	High

Operating income as a % of revenue:

GAAP operating income as a % of revenue	26%	29%
Amortization of intangible assets	2	2
Stock-based compensation	9	8
Non-GAAP operating income as a % of revenue	37%	39%

Income from continuing operations per diluted share:

GAAP income from continuing operations per diluted share	$ 0.77	$ 0.81
Amortization of intangible assets	0.08	0.08
Stock-based compensation	0.39	0.40
Tax impact of the above items	(0.19)	(0.19)
Non-GAAP income from continuing operations per diluted share	$ 1.05	$ 1.10

Weighted average shares used to compute Non-GAAP income from continuing operations per diluted share (in millions)	17.8	17.7

DTS-I

CONTACT:  The Blueshirt Group for DTS
          Investor Contacts:
          Erica Abrams
            erica@blueshirtgroup.com
          Matthew Hunt
            matt@blueshirtgroup.com
          415-217-7722

          DTS, Inc.
          Press Contact:
          David Blasucci, Director of Marketing Communications
          818-436-1080
          david.blasucci@dts.com